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                                                                    EXHIBIT 10.2

                  THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE COMPANY MAY REQUEST, AS A CONDITION TO ANY TRANSFER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                  THIS NOTE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS PROVISIONS ATTACHED HERETO AS SUPPLEMENT A.

                                   SCOLR, INC.

                              6.0% Convertible Note

Due June 25, 2006

No. __                                                       US$

         SCOLR, INC., a Delaware corporation (the "Issuer"), for value received, hereby promises to pay to __________ , or registered assigns, the principal sum of __________________ Dollars (US$___________) on June 25, 2006 (the "Maturity
Date"), and to pay interest thereon from June 25, 2003 (the "Original Issue Date") or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid, quarterly, in arrears, on September 30, December 31, March 31 and June 30 in each year, commencing on September 30, 2003 (each an "Interest Payment Date") at the rate of six percent (6.0%) per annum until the principal hereof is paid. In the event that the Issuer does not make a quarterly interest payment within fifteen (15) days after the end of the applicable quarter, the interest rate for such quarter (to the extent that the payment of such interest shall be legally enforceable) shall be fifteen percent (15%) per annum on any outstanding principal and on any overdue installment of interest, which amount shall accrue daily, from the date such interest is due hereunder (i.e. the beginning of the quarter in which such interest payment is due) through and including the date of payment. The interest so payable, and punctually paid, on any Interest Payment Date will be paid to the person (the "Registered Holder") in whose name this Note is registered at the close of business on September 15, December 15, March 15 or June 15 (whether or not a business day) as

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the case may be (each a "Regular Record Date"), next preceding such Interest
Payment Date. Interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the relevant period.

                  If this Note is converted into shares of common stock, $0.001 par value per share, of the Issuer (the "Common Stock") pursuant to Sections 9 or 10 below: (A) on or prior to the initial Regular Record Date, interest shall be calculated through and including the date of conversion and shall be paid on such date; or (B) after any (i) Interest Payment Date and on or prior to the next Regular Record Date, interest shall be calculated through and including the date of conversion and shall be paid on the date of conversion to the Person (as hereinafter defined) in whose name this Note is registered at the close of business on the date of conversion; or (ii) Regular Record Date and on or prior to the next succeeding Interest Payment Date shall be paid on such Interest Payment Date calculated, however, only through the date of conversion, notwithstanding such conversion, and such interest shall be paid to the Person in whose name this Note is registered at the close of business on such Regular Record Date.

                  Principal of this Note shall be payable at the earliest of the Maturity Date, Redemption Date (as defined in Section 11) or Acceleration Date (as defined in Section 15) against surrender hereof at the principal executive offices of the Issuer in the United States. Payments of principal and of any interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of this Note shall be made against surrender hereof, and payments of interest on this Note shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the Note Register (as hereinafter defined) or to such other address as the Registered Holder may have previously given notice to the Issuer in writing. Interest shall accrue and be payable on this Note through the earlier of the Maturity Date, Conversion Date (as hereinafter defined) or Redemption Date. If the principal on this Note is accelerated, interest shall accrue and be payable until the date of payment. The Issuer covenants that until this Note has been delivered to it for cancellation, or monies sufficient to pay the principal of and interest in this Note have been made available for payment and paid, it will at all times maintain at its principal executive offices in the United States an office or agency for the payment of the principal of and interest on the Notes as herein provided.

                  1.       Note.

                           This Note is one of a duly authorized issue of notes
of the Issuer (herein called the "Notes"), designated as "6.0% Convertible Note Due June 25, 2006," limited in aggregate principal amount to $5,500,000. The Notes have been offered and sold pursuant to the Issuer's Confidential Private Placement Memorandum dated June 13, 2003 (the "Memorandum"). Except for any security interest required to be provided by the Issuer under this Note, the

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obligations of the Issuer hereunder are not secured by any mortgage, pledge, encumbrance, security agreement or other security device and only the full faith and credit of the Issuer are pledged for the payment of all principal and interest due under this Note. The Notes are joint and several direct, unconditional and general obligations of the Issuer.

                  2. Denominations. The Notes are issuable only in fully registered form and in minimum authorized denominations of $10,000 and any integral multiple of $1,000 in excess thereof.

                  3.       Transfer.

                           (a)  So long as any Notes remain Outstanding (as
defined in Section 13), the Issuer shall maintain at its principal executives offices in the United States an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, where Notes may be surrendered for conversion pursuant to Sections 9 or 10 hereof, and where notices and demands to or upon the Issuer in respect of the Notes may be served. The Issuer will at all times act as its own note registrar and paying and transfer agent for such purposes and agrees to cause to be kept at such office a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes and registration of transfers of Notes. As of the date this Note was originally issued, such principal executive offices of the Issuer were located at 8340 154th Avenue N.E., Redmond, Washington 98052. The Issuer shall not change the location of its principal executive offices unless the Issuer provides all Registered Holders with no less than thirty (30) days prior written notice.

                           (b)  The transfer of a Note is registrable on the
Note Register upon surrender of such Note at the principal executive offices of the Issuer duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by the Registered Holder thereof, or the Registered Holder's attorney duly authorized in writing, together with any certifications and representations which the Issuer may reasonably require to reflect compliance with all applicable securities laws, rules and regulations and the due authorization of the transaction. Upon such surrender of this Note for registration of transfer, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes, dated the date of the execution thereof, of any authorized denominations and of a like tenor, form and aggregate principal amount.

                           (c)  At the option of the Registered Holder, upon
request confirmed in writing, Notes may be exchanged for Notes of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Notes to be exchanged at the principal executive offices of the Issuer. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver the Notes which the Registered Holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected only upon the

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Issuer being reasonably satisfied with the documents of title and identity of the person making the request and subject to compliance with applicable Federal and state securities laws.

                           (d)  All Notes issued upon any registration of
transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Notes surrendered upon such registration of transfer or exchange. No service or other charges shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                           (e)  Prior to due presentment of this Note for
registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and the Issuer shall not be affected by notice to the contrary.

                  4. Payments When Banking Institutions are Closed. In any case where the due date for the payment of the principal of or interest on any Note shall be, at any place of payment, a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest, as the case may be, need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and interest shall accrue and be paid for the period through and including the date of payment.

                  5.       Taxes.

                           (a)      The Issuer shall pay all stamp and other
duties and taxes, if any, which may be imposed by the United States or any political subdivision thereof, any state or any political subdivision thereof or any other taxing authority with respect to the issuance of the Notes.

                           (b)      Except as specifically provided in this
Note, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authorities thereof or therein.

                  6. Representations and Warranties of the Issuer. The Issuer hereby makes to the Registered Holder as of the Original Issue Date the same representations and warranties which the Issuer makes in Section 2 of that certain Note Purchase Agreement ("Purchase Agreement") entered into between the Issuer and the original Registered Holder of this Note on or about the Original Issue Date. Such representations and warranties are incorporated herein by reference and are hereby deemed to be made by the Issuer to the Registered Holder as though the Registered Holder were the "Purchaser" in said Section 2 of the Purchase Agreement.

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                  7.       Covenants of the Issuer. The Issuer hereby covenants
and agrees that for so long as any of the Notes shall remain Outstanding:

                           (a)      it will duly and punctually pay the
principal of and any interest on the Notes in accordance with the terms hereof;

                           (b)      it will do or cause to be done all things
necessary to preserve and keep in full force and effect its existence, rights (charters and statutory) and franchises;

                           (c)      it will cause all material properties used
or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Issuer from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the reasonable judgment of the Issuer, desirable in the conduct of its business or the business of any of its subsidiaries, and not disadvantageous in any material respect to the holders of Notes; and, provided, further, that the failure to comply herewith shall not be deemed a breach or Event of Default (as hereinafter defined) hereof unless such failure would have a material adverse effect on the business, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole (a "Material Adverse Effect");

                           (d)      it will pay or discharge or cause to be paid
or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and, provided, further, that the failure to comply herewith shall not be deemed a breach or Event of Default if it would not have a Material Adverse Effect;

                           (e)      it will furnish to each Registered Holder of
Notes a copy of all documents it is required to send to its shareholders at the time the same are sent to shareholders, including, without limitation, annual reports and proxy statements;

                           (f)      as soon as it becomes aware of the same, it
will give written notice to each Registered Holder of Notes of any event or occurrence which by itself or with notice or lapse of time or both would entitle the holders of the Notes to declare the principal of and any interest on the Notes immediately due and payable pursuant to Section 15 hereof, and it will give

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written notice to each Registered Holder of Notes and to the Collateral Agent
(as defined below) immediately upon the occurrence of a Probiotics Sale or the Release of Liens (each as defined below);

                           (g)      it will promptly obtain and maintain from
time to time all authorizations, permits, approvals, consents, licenses and exemptions which are required under any applicable law or regulation to enable it to perform all of its payment, conversion and other material obligations under the Notes or which may be required for the validity or enforceability of the Notes; provided, however, that the failure to obtain and maintain such authorizations, permits, approvals, consents, licenses and exemptions as to material obligations other than payment and conversion shall not constitute a breach or Event of Default unless such non-compliance materially adversely affects the Issuer's ability to comply with its obligations under the Notes;

                           (h)      it will duly and punctually comply with and
observe all statutes now or hereafter in force and all ordinances, regulations and by-laws thereunder and all requirements and orders of any government or other public authority, provided, however, that the failure to comply herewith shall not be deemed a breach or Event of Default if it would not have a Material Adverse Effect;

                           (i)      subject to reasonable limitations as may be
imposed by the Issuer, it will permit any representative of any Registered Holder or Holders of at least $250,000 aggregate principal amount of the Notes to make, during normal business hours and after reasonable notice, inspections of the property of, and business operations being carried out by, the Issuer or any of its subsidiaries;

                           (j)      it will maintain and keep in force with
reputable insurers and in adequate amounts, property, casualty, third party liability, business interruption and all such other insurances as would prudently be effected and maintained in the case of a company carrying on a business similar to that of the Issuer;

                           (k)      it will authorize and reserve a sufficient
number of shares of Common Stock to provide for conversion of the Notes into shares of Common Stock;

                           (l)      it will not incur any additional
indebtedness which is senior in priority to the Notes unless such indebtedness is to a financial institution and is secured by all or substantially all of the Issuer's assets and properties;

                           (m)      in the event of a Probiotics Sale (as
defined below), it will repay in full the amounts it owes to lenders that, as of the Original Issue Date, have a security interest in the Issuer's assets; and

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                           (n)      simultaneously with the release of the liens
on the Issuer's assets existing as of the Original Issue Date ("Release of Liens"), either in connection with the sale or other disposition of all or substantially all of the business described in the Memorandum as the Issuer's probiotics business or the assets relating thereto (a "Probiotics Sale") or earlier for any other reason, the Company shall grant to Taglich Brothers, Inc. or its designee (the "Collateral Agent"), as agent for the Registered Holders, a first priority security interest, which security interest shall be fully perfected, on all of the intellectual property in which the Issuer holds any rights or interests, including, but not limited to, all trademarks, trade names, service marks, designs, styles, copyrights, patents and derivative works, applications, registrations, recordings and goodwill relating to any of the foregoing.

                  8.       Registration Rights; Collateral Agent.

                           This Note is subject to the Registration Rights
provisions set forth in Supplement A hereto and the Conversion Price (as hereinafter defined) is subject to reduction in accordance with the provisions set forth in such Supplement A. By accepting this Note or receiving any benefits hereunder, the Registered Holder, and each successor Registered Holder, (i) hereby agrees to the provisions set forth in Supplement A hereto and (ii) hereby appoints Taglich Brothers, Inc. as the Collateral Agent with the right to designate any successor Collateral Agents.

                  9.       Voluntary Conversion.

                           (a)      Each Registered Holder of Notes may at any
time convert all or any amount of the principal amount of the Notes then owned by such Registered Holder into shares of Common Stock of the Issuer at a conversion price equal to $1.05 (One Dollar Five Cents) per share of Common Stock, subject to adjustment as provided in this Section 9 and in Supplement A.

                           (b)      The conversion right granted in Section 9(a)
hereof may be exercised only by a Registered Holder of Notes, in whole or in part, by the surrender of the certificate or certificates representing the Notes to be converted at the principal executive offices of the Issuer against delivery of that number of shares of whole Common Stock as shall be computed by dividing the face amount of the Notes being converted by the Conversion Price on the Conversion Date. At the time of conversion of Notes, the Issuer shall pay in cash to the Registered Holder thereof an amount equal to all accrued and unpaid interest, if any, to and including the Conversion Date. Each Note surrendered for conversion shall be endorsed by the Registered Holder. The Issuer will transmit the Common Stock certificates issuable upon conversion of any Notes and a certificate representing the balance of the Notes to the Registered Holder via express courier within three (3) business days after the Conversion Date. The term "Conversion Date" shall mean the date the original Notice of Conversion and Notes being converted are received by the Issuer. The term "Notice of Conversion" shall mean the written

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notice from the Registered Holder to the Issuer requesting conversion of the
Note or Notes pursuant to this Section 9.

                           (c)      All Common Stock which may be issued upon
conversion of the Notes will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof. At all times that any Notes are Outstanding, the Issuer shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Notes, a sufficient number of shares of Common Stock to provide for the conversion of all Outstanding Notes at the then effective Conversion Price. Without limiting the generality of the foregoing, if, at any time, the Conversion Price is decreased or increased, the number of shares of Common Stock authorized and reserved for issuance by the Issuer upon the conversion of the Notes shall be proportionately increased or decreased, as the case may be.

                           (d)      The Initial Conversion Price is $1.05 (One
Dollar Five Cents) per share of Common Stock ("Initial Conversion Price"). The Initial Conversion Price shall be adjusted as provided for below in this Section 9(d) (the Initial Conversion Price and the Initial Conversion Price, as thereafter then adjusted, shall be referred to as the "Conversion Price") and the Conversion Price from time to time shall be further adjusted as provided for below in this Section 9(d). Upon each adjustment of the Conversion Price, the Registered Holders of the Notes shall thereafter be entitled to receive upon conversion, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by dividing the face amount of the Notes being converted by the Conversion Price, as then adjusted. The Conversion Price shall be adjusted as follows:

                                    (i)      In the case of any amendment to the
Certificate of Incorporation of the Issuer to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, the Notes shall be adjusted so as to provide that upon conversion thereof the Registered Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by such holder issuable upon such conversion had the conversion occurred immediately prior to such designation, change or division. The Notes shall be deemed thereafter to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this Subsection 9(d)(i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

                                    (ii)     If the Issuer shall at any time
subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or dividend or other

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distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                                    (iii)    If the Issuer shall at any time
issue or otherwise sell or distribute shares of Common Stock for a consideration per share in cash or property, or the Issuer shall issue options, warrants or other rights to purchase Common Stock that are exercisable at, or the Issuer shall issue or otherwise sell or distribute rights to subscribe for or securities convertible into or exchangeable for Common Stock at, a price that is less than the then effective Conversion Price (the "Lower Price"), the Conversion Price then in effect shall automatically be reduced to the Lower Price. Notwithstanding anything herein to the contrary, no adjustment shall be made to the Conversion Price upon any of: (A) the grant or exercise of options to purchase Common Stock pursuant to directors' and employee stock option and stock purchase plans; (B) shares or options issued in connection with an acquisition of another entity (regardless of whether such acquisition is consummated by the purchase of assets or equity securities) or in connection with a licensing transaction to which the Issuer is a party; (C) the exercise of any options, warrants or other rights to purchase Common Stock or upon conversion of any securities or other rights convertible into Common Stock, which options, warrants, securities or other rights were outstanding as of April 30, 2003; or (D) the issuance, sale or distribution by the Issuer of up to 750,000 shares of Common Stock in the aggregate (regardless of price).

                                    (iv)     For purposes of the foregoing
subsection (d)(iii)

                                    (A)      the consideration for the issue or
sale of any shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                                             (1) insofar as it consists of cash,
                  be computed at the amount of cash received by the Issuer, without deducting any expenses paid or incurred by the Issuer or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                                             (2) insofar as it consists of
                  property (including securities) other than cash, be computed at the Fair Value (as hereinafter defined) thereof at the time of such issue or sale, and

                                             (3) in the case where shares of
                  Common Stock are issued or sold together with other stock or securities or other assets of the Issuer for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (1) and (2) above, allocable to such shares of Common Stock, such allocation to be determined in the same manner that the Fair

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                  Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein;

                                    (B)      Shares of Common Stock deemed to
have been issued pursuant to the foregoing subsection (d)(iii), relating to stock options and convertible securities, shall be deemed to have been issued for a consideration per share determined by dividing

                                             (1) the total amount, if any,
                  received and receivable by the Issuer as consideration for the issue, sale, grant or assumption of the stock options or convertible securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Issuer upon the exercise in full of such options or the conversion or exchange of such convertible securities or, in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, in each case computing such consideration as provided in the foregoing subdivision (A), by

                                             (2) the maximum number of shares of
                  Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such options or the conversion or exchange of such convertible securities;

                                    (C)      Should the Conversion Price be
adjusted for shares of Common Stock deemed to have been issued pursuant to the foregoing subsection (d)(iii), relating to stock options and convertible securities, upon the expiration of any such stock option or convertible security or termination of any right to convert or exchange such convertible security, to the extent such options or convertible securities are not exercised, converted or exchanged, the Conversion Price then in effect hereunder shall forthwith be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such option or convertible security, to the extent outstanding immediately prior to such expiration or termination, never been issued;

                                    (D)      With respect to stock options and
convertible securities issued by the Issuer after the date set forth in the foregoing subsection (d)(iii)(C), no adjustment to the Conversion Price pursuant to the foregoing subsection (d)(iii) will be made upon exercise or conversion of such options or convertible securities, provided, however, that any downward adjustment to the exercise or conversion price of any such option or convertible security pursuant

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to any reset provision shall cause the Conversion Price to be recomputed in accordance with subsection (d)(iii) to reflect such adjustment; and

                                    (E)      "Fair Value" means, on any date
specified herein (1) in the case of cash, the dollar amount thereof, (2) in the case of a security admitted for trading on any national securities exchange or Nasdaq or quoted in the over-the-counter market, the 10-day average closing bid prices of a share of such security as reported on such exchange or market for the period of 10 consecutive trading days ending on the date of determination, and (3) in all other cases as determined in good faith by the Issuer's Board of Directors.

                                    (v)      If any capital reorganization or
reclassification of the capital stock of the Issuer, or any consolidation or merger of the Issuer with another corporation or entity, or the sale of all or substantially all of the Issuer's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stocks, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section 9), lawful and adequate provisions shall be made whereby the Registered Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of this Note under this Section 9 had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Registered Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares of Common Stock receivable upon the conversion of this Note) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the conversion hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger). Subject to the terms of this Note, in the event of a merger or consolidation of the Issuer with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to holders of Common Stock of the Issuer, is greater or lesser than the number of shares of Common Stock of the Issuer outstanding immediately prior to such merger or consolidation, then the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Issuer. The Issuer shall not effect any such consolidation, merger or sale, unless, prior to the consummation thereof, the successor corporation (if other than the Issuer) resulting from such

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consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Registered Holder, the obligation to deliver to the Registered Holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, the Registered Holder may be entitled to receive or otherwise acquire. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty percent (50%) of the outstanding shares of Common Stock of the Issuer, the Issuer shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate (as hereinafter defined) of such Person, unless prior to the consummation of such consolidation, merger or sale the Registered Holder of this Note shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Note the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock of the Issuer in accordance with such offer.

                           (e)      Whenever the Conversion Price shall be
adjusted pursuant to Section 9(d) hereof, the Issuer shall issue a certificate signed by its President or Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Issuer made any determination hereunder), and the Conversion Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to each Registered Holder of Notes. The Issuer shall make such certificate and mail it to each such holder promptly after each adjustment.

                           (f)      No fractional Common Stock shall be issued
in connection with any conversion (or forced conversion, if applicable) of Notes, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Conversion Price then in effect.

                  10. Forced Conversion. All, but not less than all, of the principal amount of the outstanding Notes are convertible, at the option of the Issuer, into shares of Common Stock at the Conversion Price, provided that on the day that the Forced Conversion Notice (as hereinafter defined) is given by the Issuer to all Registered Holders and on the Forced Conversion Date (as hereinafter defined), the following conditions are satisfied: (i) the Conversion Shares have been registered by the Issuer pursuant to the 1933 Act as provided for in Section 8 above and Supplement A hereto and such registration is then currently effective; and (ii) the average of the closing bid price per share of the Common Stock, as reported on the principal national securities exchange or quotation system on which the Common Stock then trades, during twenty (20) trading days out of the thirty (30) consecutive trading days ending five (5) trading days immediately prior to the date the Forced Conversion Notice is sent, is at least two hundred percent (200%) of the Conversion Price. Any notice of conversion ("Forced Conversion Notice") must be given by the Issuer to all Registered Holders no less than thirty (30) days nor more than forty-five (45) days prior to the date set forth for conversion (the "Forced Conversion Date"). The Forced Conversion Notice shall remain effective only if the registration statement provided for in Section 8 and Supplement A remains effective continually throughout the notice period. On the Forced Conversion Date, the Issuer shall pay to all Registered Holders of Notes, all accrued and unpaid interest on the Notes through and including the Forced Conversion Date.

                  11.      Change of Control.

                           (a)      In the event of a Change of Control (as
hereinafter defined) of the Issuer, the Issuer shall immediately notify each Registered Holder. Each Registered Holder may, within fifteen (15) days after written notice from the Issuer, elect to accelerate the maturity date of the Note owned by such Registered Holder to a date not less than thirty (30) but not more than forty-five (45) days after the date of such notice from the Issuer ("Redemption Date").

                           (b)      For purposes hereof, a "Change of Control"
shall be deemed to have occurred if (i) any "person" (as such term is defined at Section 13(d) of the Securities Exchange Act of 1934) other than the Issuer or an entity then controlled by the Issuer is or becomes the beneficial owner, directly or indirectly of securities of the Issuer representing fifty percent (50%) or more of the combined voting power of the Issuer's then outstanding securities, including securities such person may have acquired directly from the Issuer; (ii) the Issuer merges or consolidates with another corporation and the holders of one-hundred percent (100%) of the voting power of the Issuer immediately prior to the merger or consolidation do not own, immediately after the merger or consolidation, fifty percent (50%) or more of the voting power of the surviving entity; or (iii) a sale, lease, exchange or other disposition of all or substantially all of the assets of the Issuer takes place, provided, however, that a sale of any or all of the assets comprising the Issuer's probiotics business shall not be deemed a Change of Control for purposes hereof.

                  12.      Issuance of New Notes.

                           (a)      If any mutilated Note is surrendered to the
Issuer, the Issuer shall execute and deliver in exchange therefor a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                           (b)      If there is delivered to the Issuer (a)
evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and (b) such reasonable security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Issuer that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and deliver in lieu of any such destroyed, lost or stolen Note a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                           (c)      Upon the issuance of any new Note under this
Section 12, the Issuer
may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

                           (d)      Any new Note delivered pursuant to this
Section 12 shall be so dated that neither gain nor loss in interest shall result from such exchange.

                           (e)      The provisions of this Section 12 are
exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  13.      Meetings.

                           (a)      A meeting of holders of the Notes may be
called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Notes to be made, given or taken by holders of Notes or to modify, amend or supplement the terms of the Notes as hereinafter provided. Notice of every meeting of holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided for in the terms of the Notes, not less than fifteen (15) nor more than sixty (60) days prior to the date fixed for the meeting. Such meetings may be called at any time for any such purpose by the Issuer or by the holders of at least twenty-five percent (25%) in the aggregate principal amount of the Outstanding Notes by, in the case of the holders, written request to the Issuer setting forth in reasonable detail the action proposed to be taken at the meeting. Upon receipt of any such request, the Issuer shall call such meeting for such purposes by giving notice thereof.

                           (b)      To be entitled to vote at any meeting of
holders of Notes, a person shall be a registered holder of Outstanding Notes or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote more than fifty percent (50%) in principal amount of the Outstanding Notes shall constitute a quorum. The Issuer may make such reasonable and customary regulations as it shall deem advisable for any meeting of holders of Notes with respect to the appointment of proxies in respect of holders of Notes, the record date for determining the registered owners of Notes who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than fifteen (15) nor more than sixty (60) days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                           (c)      At any meeting of holders of Notes duly
called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Registered Holders of not less than seventy-five percent (75%) in aggregate principal amount of Outstanding Notes, or with the written consent of the Registered Holders of not less than seventy-five percent (75%) in aggregate principal amount of Outstanding Notes, the Issuer may modify, amend or supplement the terms of the Notes in any way, and the holders of Notes may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the terms of the Notes to be made, given or taken by holders of Notes; provided, however, that no such action may, without the consent of Registered Holders of Notes owning ninety percent (90%) or more in the aggregate principal amount of Outstanding Notes affected thereby, (a) change the due date for the payment of the principal of or any installment of interest on any Note, (b) reduce the principal amount of any Note, the portion of such principal amount which is payable upon acceleration of the maturity of such Note or the interest rate thereon, (c) change the coin or currency in which or the required places at which payment with respect to interest or principal in respect of Notes is payable, (d) permit the Issuer to redeem the Notes (other than as specifically provided in this Note), or (e) reduce the proportion of the principal amount of Notes the vote or consent of the holders of which is necessary to modify, amend or supplement the terms and conditions of the Notes or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given.

                           (d)      Any instrument given by or on behalf of any
Registered Holder of a Note in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Note or any Note issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all holders of Notes, whether or not they have given such consent or cast such vote, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Notes. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Notes shall be given to each registered holder of Notes affected thereby, in all cases as provided herein.

                           (e)      Notes executed and delivered after the
effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall bear a notation in the form reasonably approved by the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Notes modified to conform to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by the Issuer and executed and delivered in exchange for Outstanding Notes.

                           (f)      For purposes of the provisions of the Notes,
any Note executed and delivered by the Issuer shall, as of any date of determination, be deemed to be "Outstanding", except:

                                    (i)      Notes theretofore canceled by the
Issuer or delivered to the Issuer for conversion or cancellation or held by the Issuer for reissuance but not reissued by the Issuer; or

                                    (ii)     Notes that have become due and
payable at Maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and any interest thereon shall have been made available to the Registered Holders thereof; or

                                    (iii)    Notes in lieu of or in substitution
for which other Notes shall have been authenticated and delivered pursuant to the terms of the Notes;

provided, however, that in determining whether the Registered Holders of the requisite principal amount of Outstanding Notes are present at a meeting of holders of Notes for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Notes owned directly or indirectly by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding.

                  14. Notice. Where the terms of the Notes provide for notice to the holders of any event, such notice shall be sufficiently given if given in writing and mailed, first class postage prepaid, to each Registered Holder affected by such event, at his address as it appears in the register for the Notes. Any notice may be waived in writing by the Person entitled thereto, either before or after the event, and such waiver shall be equivalent of such notice.

                  15. Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default ("Event of Default") with respect to the Issuer:

                           (a)      Any interest due under this Note, or any of
the other Notes, is not paid within five (5) days after the date such interest is due; or

                           (b)      The principal amount of this Note, or any of
the other Notes, is not paid at Maturity; or

                           (c)      The Issuer (i) becomes insolvent or is
unable generally to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (ii) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (iii) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, (iv) has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets; (v) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses
(i) through (iv); or (vi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                           (d)      The Issuer materially breaches any other
covenant, agreement or condition set forth in the Notes or in the Purchase Agreement and such breach remains uncured for a period of ten (10) days after the Issuer is first given written notice of such breach by a Registered Holder or Holder(s) of a Note or Notes representing twenty-five percent (25%) or more of the aggregate principal amount of the Notes; or

                           (e)      Any representation or warranty made by the
Issuer in any of the Notes or in the Purchase Agreement shall prove to have been false, incorrect or misleading in any material respect on the date as of which made; or

                           (f)      The Issuer defaults under one or more bonds,
debentures, notes or other evidence of Indebtedness (as hereinafter defined) in excess of $100,000 in the aggregate, whether such Indebtedness is secured or unsecured and whether such Indebtedness now exists or shall hereinafter be created, which default has not been cured within a period of thirty (30) days after written notice is delivered to the Issuer of such default; or

                           (g)      The Memorandum contains any misstatement of
a material fact or omission of a material fact necessary to make the information in the Memorandum not misleading (regardless of any investigation made by any Registered Holders); or

                           (h)      Any final non-appealable judgment is entered
against the Issuer for an amount exceeding $50,000 or any of the Issuer's properties or assets is attached or levied or a restraining notice is placed thereon, provided, however, that no such judgment or action shall be deemed an Event of Default unless the enforcement of such judgment or action shall have a Material Adverse Effect on the Issuer; or

                           (i)      Any of the Notes or the Purchase Agreement
is invalidated or declared null and void by a court of competent jurisdiction;
or

                           (j)      The Issuer fails to comply with its covenant
set forth in Section 7(n) relating to granting the Collateral Agent a security interest.

Upon the occurrence and during the continuance of an Event of Default, a Registered Holder or Registered Holders of a Note or Notes representing twenty-five percent (25%) or more of the aggregate principal amount of the Notes may, at their option, declare the principal of this Note and the interest accrued hereon to be due and payable immediately (such date being the "Acceleration Date") by written notice to the Issuer at its principal executive offices, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, the principal of this Note and the interest accrued thereon shall become and be immediately due and payable, in which case the Issuer shall immediately pay all such amounts without presentment, demand, protest or notice of any kind.

                  16. Expenses of Enforcement. The Issuer shall pay all reasonable costs and expenses incurred by the Registered Holder in the successful enforcement of the provisions of this Note, including reasonable fees for attorneys and other expenses of collection.

                  17. Governing Law; Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts-of-laws principles thereof. The Issuer hereby irrevocably (a) submits to the jurisdiction of the courts situated in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Note ("Action"); (b) waives, to the extent not prohibited by applicable law, rule or regulation, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that any such person is not subject personally to the jurisdiction of the aforementioned courts, that its property is exempt or immune from attachment or execution, that any such action brought in the aforementioned court is brought in an inconvenient forum, that the venue of any such action brought in the aforementioned court is improper, or that this Note may not be enforced in or by such court, and (c) consents to service of process in any such Action by recognized overnight courier service. Nothing herein shall affect the right to serve process in any other manner permitted by law.

                  18. Definitions. The following terms shall have the meaning ascribed to them below:

                           "Affiliate" means any Person directly or indirectly
controlling, controlled by or under direct or indirect control with another Person.

                           "Contingent Obligations", as applied to any Person,
means any direct or indirect liability, contingent or otherwise, of that Person
(i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that person, unpaid bankers' acceptances, bankers' assurances or guarantees or similar items, or (iii) under any Interest Rate Protection Agreement or any long- term foreign currency exchange contract, currency swap agreement, currency futures contract, currency option contract, synthetic capital or similar arrangement designed to protect the Person entering into the same against fluctuations in currency values. Contingent Obligations shall include, without limitation, (A) the direct or indirect guaranty, endorsement, co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (B) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (C) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (y) to maintain the solvency, any balance sheet item, level of income or financial condition of another, or (z) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement (provided, however, that in the case of any agreement described under Sub-clauses (C)(x) or
(C)(y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence). The amount of any Contingent Obligation of a Person shall be equal to the amount of the obligation so guaranteed or otherwise supported, subject to any limitation as to amount contained in the instrument or agreement creating or evidencing such Contingent Obligation; or in the case of Contingent Obligations referred to in clause (iii) above, the mark-to-market value of such Contingent Obligation at the relevant date of determination.

                           "Indebtedness" of any Person means, at any date of
determination, without duplication, (i) all obligations of such Person for borrowed money, (ii) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet of such Person in conformity with GAAP, (iii) notes payable and drafts accepted of such Person representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation of such Person owed for all or any part of the deferred price of the property or services, which price or obligation is (x) due more than (or has not been discharged prior to) three (3) months from the date of incurrence of the obligation in respect thereof, or (y) evidenced by a note, instrument or other written agreement, (v) all Contingent Obligations of such Person, and (vi) all indebtedness of the type described in clauses (i) through (v) above that is secured by any Lien on any property or asset owned or held by such person (provided, however, that the amount of such indebtedness included as Indebtedness under this clause (vi) shall not exceed the market value of the property or asset subject to such Lien).

                           "Lien" means any mortgage, pledge, hypothecation,
security interest, encumbrance, charge or lien (statutory or otherwise) or assignment, deposit arrangement or other preferential arrangement in respect of an interest in property intended to secure, support or otherwise assure payment of an obligation (including, without limitation, any conditional sale or other title retention agreement and any lease having substantially the same economic effect as the foregoing).

                           "Maturity" when used with respect to any Note, means
the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration or acceleration, call for redemption or otherwise.

                           "Person" means any individual, sole proprietorship,
partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

                           "Stated Maturity" when used with respect to any Note
or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

                  [Remainder of Page Left Intentionally Blank]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                       SCOLR, INC.

                                       By: ___________________________________
                                       Name:  David T. Howard
                                       Title: President, Chief Executive Officer

Dated: June 25, 2003

                        SUPPLEMENT A TO CONVERTIBLE NOTE

         Registration Rights.

                           (a)      As soon as possible after the Final Closing
Date (as defined in the Memorandum), but in no event later than sixty (60) days after the Final Closing Date (regardless of whether the maximum principal amount of Notes shall have been sold), the Issuer shall, at its sole cost and expense, file a registration statement on the appropriate form under the 1933 Act with the Securities and Exchange Commission ("SEC") covering the resale of all of the Conversion Shares (collectively, the "Registrable Securities"), time being of the essence. The Issuer will use its best efforts to have such registration statement declared effective as soon as possible thereafter, and shall keep such registration statement current and effective for at least three (3) years from the Final Closing Date (as defined in the Memorandum), subject to extension for the number of days by which the filing or effectiveness of the registration statement is delayed beyond the 60 and 150-day periods contemplated in this subsection (a), or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold or otherwise transferred. If the registration statement is not filed within such sixty (60) days, the Conversion Price shall be reduced (and concomitantly, the number of Conversion Shares shall increase) by the percentage resulting from multiplying three percent (3%) by the number of thirty (30) day periods, or any part thereof, beyond such sixty (60) day period until the registration statement covering the Registrable Securities is filed with the SEC. Notwithstanding anything to the contrary contained herein, and in addition to the adjustments set forth in the preceding sentence, if the registration statement shall not be declared effective within 150 days after the Final Closing Date (regardless of whether the maximum principal amount of Notes shall have been sold), then the Conversion Price shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the conversion of the Notes shall increase) by the percentage resulting from multiplying two percent (2%) by the number of thirty
(30) day periods, or any part thereof, beyond the 150-day period until the registration statement described herein covering the Registrable Securities is declared effective. Notwithstanding the foregoing, the Conversion Price shall not be reduced pursuant to this subsection (a) by more than thirty-six percent (36%) in the aggregate.

                           (b)      In the event the Issuer effects any
registration under the 1933 Act of any Registrable Securities pursuant to subsection (a) above or subsection (g) below, the Issuer shall indemnify, to the extent permitted by law, and hold harmless any Registered Holder whose Registrable Securities are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided, however, that the Issuer shall not be liable in any such case to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any indemnified party specifically for use in the preparation of such Registration Document.

                           (c)      In connection with any registration
statement in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Issuer, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Issuer within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Issuer by the Seller specifically for use in the preparation thereof.

                           (d)      Any person entitled to indemnification under
subsection (b) or subsection (c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this subsection (d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (b) or subsection (c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, however, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party (which consent may not be unreasonably withheld, delayed or conditioned).

                           (e)      If for any reason the indemnity provided in
subsection (b) or subsection (c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Note. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by subsection (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection

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

with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this subsection (e) shall be several in proportion to their respective underwriting commitments and not joint.

                           (f)      The provisions of subsections (b) through
(e) hereof shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                           (g)      If the registration requirements of
subsection (a) above have not been fulfilled, and the registration statement as filed pursuant to subsection (a) above is not then effective, then Registered Holders shall have certain "piggy-back" registration rights as set forth in this subsection (g).

                                    A.       If at any time after the Initial
Closing Date (as defined in the Memorandum), the Issuer shall file with the SEC a registration statement under the 1933 Act registering any shares of Common Stock owned by any person or entity, the Issuer shall give written notice to each Registered Holder thereof prior to such filing.

                                    B.       Within fifteen (15) days after such
notice from the Issuer, each Registered Holder shall give written notice to the Issuer whether or not the Registered Holder desires to have all of the Registered Holder's Registrable Securities included in the registration statement. If a Registered Holder fails to give such notice within such period, such Registered Holder shall not have the right to have such Registered Holder's Registrable Securities registered pursuant to such registration statement. If a Registered Holder gives such notice, then the Issuer shall include such Registered Holder's Registrable Securities in the registration statement, at the Issuer's sole cost and expense, subject to the remaining terms of this subsection (g).

                                    C.       If the registration statement
relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares

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

of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and each Registered Holder's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. The Registered Holders shall enter into such agreements as may be reasonably required by the underwriters and the Registered Holders shall pay to the underwriters commissions relating to the sale of their respective Registrable Securities.

                                    D.       The Registered Holders shall have
two (2) opportunities to have the Registrable Securities registered under this subsection (g).

                                    E.       The Registered Holder shall furnish
in writing to the Issuer such information as the Issuer shall reasonably require in connection with a registration statement.

                                    F.       The Issuer shall keep the
registration statement filed pursuant to this subsection (g) current and effective for at least three (3) years from the Final Closing Date, subject to extension for the number of days by which the filing or effectiveness of the registration statement is delayed beyond the 60 and 150-day periods contemplated in subsection (a) of this Supplement A, or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold or otherwise transferred.

                           (h)      If and whenever the Issuer is required by
the provisions of this Supplement A to use its best efforts to register any Registrable Securities under the 1933 Act, the Issuer shall, as expeditiously as possible under the circumstances:

                                    A.       Prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible and remain effective.

                                    B.       Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Issuer be required to do so for a period of more than three (3) years following the effective date of the registration statement.

                                    C.       Furnish to the Sellers
participating in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate

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

the disposition of the securities, but only while the Issuer is required under the provisions hereof to keep the registration statement current.

                                    D.       Use its best efforts to register or
qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

                                    E.       Notify each Seller selling
Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Issuer's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                    F.       As soon as practicable after the
effective date of the registration statement, and in any event within eighteen
(18) months thereafter, make generally available to Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Issuer's option, Rule 158 thereunder. To the extent that the Issuer files such information with the SEC in satisfaction of the foregoing, the Issuer need not deliver the above referenced earnings statement to Seller.

                                    G.       Upon request, deliver promptly to
counsel of each Seller participating in the offering copies of all correspondence between the SEC and the Issuer, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Issuer's business when conducting any such investigation and each Seller shall keep any such information received pursuant to this subsection (h)G confidential.

                                    H.       Provide a transfer agent and
registrar located in the United

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

States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                                    I.       If required, list the Registrable
Securities covered by such registration statement on such exchanges, NASDAQ, and/or the OTC Bulletin Board on which the Common Stock is then currently listed.

                                    J.       Pay all Registration Expenses (as
hereinafter defined) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective. All expenses incurred by the Issuer in complying with this Supplement A, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Issuer and all other Persons retained by the Issuer in connection with such Registration Statement, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes and fees of transfer agents and registrars, fees and disbursements (in total not exceeding $10,000) of one counsel, other than the Issuer's counsel, representing the Holders of all of the Registrable Shares and selected by such Holders, and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Shares are called "Selling Expenses". The Issuer will pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses in connection with the Registration Statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Issuer (except to the extent the Issuer shall be a seller) as they may agree.

                           (i)      The Issuer acknowledges that there is no
adequate remedy at law for failure by it to comply with the provisions of this Supplement A and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Supplement A may be specifically enforced. In the event that the Issuer shall fail to file such registration statement when required pursuant to subsection (a) above or to keep any registration statement effective as provided in this Supplement A or otherwise fails to comply with its obligations and agreements in this Supplement A, then, in addition to any other rights or remedies the Registered Holders may have at law or in equity, including without limitation, the right of rescission, the Issuer shall indemnify and hold harmless the Registered Holders from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Issuer shall also reimburse the Registered Holders for any and all reasonable legal fees and expenses incurred by them in enforcing their rights pursuant to this Supplement A, regardless of whether any litigation was commenced.

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